UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 17, 2011

Marriott Vacations Worldwide Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35219	45-2598330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6649 Westwood Blvd., Orlando, FL		32821
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (407) 206-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 21, 2011 (the “Dividend Payment Date”), Marriott International, Inc. (“Marriott International”) completed a spin-off (the “Spin-Off”) of its vacation ownership operations and related residential business through a special tax-free dividend to Marriott International’s shareholders of all of the issued and outstanding common stock of our company, Marriott Vacations Worldwide Corporation (“Marriott Vacations Worldwide,” and together with its subsidiaries, “we,” “us” or the “Company”). We will focus on the vacation ownership business and, under license agreements with Marriott International, will be both the exclusive developer and manager of vacation ownership and related products under the Marriott brand and the exclusive developer of vacation ownership and related products under The Ritz-Carlton brand.

We filed a Registration Statement on Form 10 with the Securities and Exchange Commission (the “SEC”) describing the Spin-Off that was declared effective on October 27, 2011. We are now an independent company, and our common stock is listed on the New York Stock Exchange under the symbol “VAC”. Our Information Statement, dated October 25, 2011 (the “Information Statement”), which describes for shareholders the details of the Spin-Off and provides information as to the business and management of the Company, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Information Statement was first mailed to Marriott International’s shareholders on or about November 2, 2011.

On the Dividend Payment Date, Marriott International shareholders of record as of the close of business on November 10, 2011 received one share of Marriott Vacations Worldwide common stock for every ten shares of Marriott International common stock. As of November 21, 2011, Marriott Vacations Worldwide had approximately 33.7 million shares outstanding. Fractional shares of Marriott Vacations Worldwide common stock to which Marriott International shareholders of record would have otherwise been entitled will be aggregated and sold in the open market, and shareholders will receive cash payments in lieu of those fractional shares.

Agreements with Marriott International

In connection with the Spin-Off, we entered into several agreements with Marriott International, and, in some cases, certain of its subsidiaries, that will govern the terms of the Spin-Off and our relationship with Marriott International thereafter, including the agreements listed below. A more extensive summary of each of these agreements can be found in the Information Statement in the section entitled “Certain Relationships and Related Party Transactions—Agreements with Marriott International Related to the Spin-Off,” which is incorporated herein by reference. The information about those agreements therein and below is qualified in its entirety by reference to the full text of the agreements, which are filed as exhibits to this Current Report on Form 8-K and are hereby incorporated by reference.

Separation and Distribution Agreement

On November 17, 2011, we and our subsidiaries Marriott Ownership Resorts, Inc. (“MORI”), Marriott Resorts Hospitality Corporation, MVCI Asia Pacific Pte. Ltd. and MVCO Series LLC entered into a Separation and Distribution Agreement with Marriott International, which sets forth the principal actions taken in connection with the Spin-Off. It also sets forth other agreements that govern certain aspects of our continued relationship with Marriott International following the Spin-Off.

License Agreements for Marriott and Ritz-Carlton Marks and Intellectual Property

On November 17, 2011, we, Marriott International and its subsidiary Marriott Worldwide Corporation entered into a License, Services, and Development Agreement (the “Marriott License Agreement”), and we and The Ritz-Carlton Hotel Company, L.L.C. entered into a License, Services, and Development Agreement (together, the “License Agreements”). These License Agreements grant us the exclusive right, for their respective terms, to use certain Marriott and Ritz-Carlton marks and intellectual property in our vacation ownership business, the exclusive right to use the Grand Residences by Marriott marks and intellectual property in our residential real estate business and the non-exclusive right to use certain Ritz-Carlton marks and intellectual property in our residential real estate development business.

Employee Benefits and Other Employment Matters Allocation Agreement

On November 17, 2011, we entered into an Employee Benefits and Other Employment Matters Allocation Agreement with Marriott International, which sets forth our agreement with Marriott International on the allocation of employees and obligations and responsibilities for compensation, benefits and labor matters. The terms of this agreement differ from the description included in our Information Statement to the extent that the description of adjustments of outstanding stock options and stock appreciation rights should refer to the relative value of (1) as applicable, Marriott International common stock, ex dividend, or Marriott Vacations Worldwide common stock, when issued, at the close of trading on November 21, 2011, to (2) Marriott International common stock with due bills at the close of trading on November 18, 2011.

Tax Sharing and Indemnification Agreement

On November 17, 2011, we entered into a Tax Sharing and Indemnification Agreement with Marriott International, which describes the methodology for allocating between Marriott International and ourselves responsibility for federal, state, local and foreign income and other taxes relating to taxable periods before and after the Spin-Off. This agreement also provides that if any part of the Spin-Off fails to qualify for the tax treatment stated in the ruling Marriott International received from the U.S. Internal Revenue Service, taxes imposed on Marriott International or that it incurs as a result of such failure will be allocated between Marriott International and us and each will indemnify and hold harmless the other from and against the taxes so allocated.

Marriott Rewards Affiliation Agreement

On November 17, 2011, we and MORI and certain of our subsidiaries entered into a Marriott Rewards Affiliation Agreement with Marriott International and its subsidiary Marriott Rewards, LLC, which provides us with the ability to continue our participation in the Marriott Rewards guest loyalty program, including the ability to issue and use Marriott Rewards Points following the Spin-Off.

Non-Competition Agreement

On November 17, 2011, we entered into a Non-Competition Agreement with Marriott International, which, until the earlier of the tenth anniversary of the Dividend Payment Date or the termination of the Marriott License Agreement, generally prohibits Marriott International and its subsidiaries from engaging in the vacation ownership business and prohibits us and our subsidiaries from engaging in the hotel business.

Transition Services Agreements

On November 17, 2011, we entered into an Omnibus Transition Services Agreement, a Payroll Services Agreement, a Human Resources and Internal Communications Transition Services Agreement and an Information Resources Transition Services Agreement with Marriott International. Under these transition services agreements, Marriott International or certain of its subsidiaries will provide us with certain services for a limited time to help ensure an orderly transition following the Spin-Off.

Other Agreements

As described in our Information Statement, we entered into our Revolving Corporate Credit Facility with a syndicate of banks led by JP Morgan Chase Bank on October 20, 2011. This four-year $200 million revolving senior secured credit facility includes a letter of credit sub facility of $120 million.

On November 17, 2011, we entered into a First Amendment to the Revolving Corporate Credit Facility, pursuant to which, among other things, changes were made to (i) the conditions to initial borrowings under the Revolving Corporate Credit Facility, (ii) our obligations to deliver certain collateral to the administrative agent, and (iii) the provisions for the perfection of certain security interests.

On November 18, 2011, we entered into a Waiver and Second Amendment to the Revolving Corporate Credit Facility, pursuant to which, among other things, changes were made to our obligations to deliver certain collateral to the administrative agent.

On November 21, 2011, as contemplated by the Revolving Corporate Credit Facility, we, MORI and certain of MORI’s subsidiaries, entered into a Guarantee and Collateral Agreement (the “Guarantee and Collateral Agreement”) in favor of JPMorgan Chase Bank, N.A., as administrative agent for the financial institutions party to the Revolving Corporate Credit Facility. Pursuant to the Guaranty and Collateral Agreement, the Revolving Corporate Credit Facility is guaranteed by us and by each of our direct and indirect, existing and future, domestic subsidiaries (excluding certain special purpose subsidiaries), and is secured by a perfected first priority security interest in substantially all of our assets and the assets of the guarantors, subject to certain exceptions.

The description of each of the agreements above is qualified in its entirety by reference to the full text of the agreements, which are filed as exhibits to this Current Report on Form 8-K and are hereby incorporated by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information included in Item 1.01 is incorporated herein by reference.

Item 3.03 Material Modifications to Rights of Security Holders.

The information included in Item 5.03 is incorporated herein by reference.

Item 5.01 Changes in Control of Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 25, 2011, prior to the date on which the Company became subject to the requirements of Section 13(a) of the Securities Exchange Act of 1934, the Board of Directors of the Company (the “Board”) expanded the size of the Board to seven members and elected Raymond L. Gellein, Jr., Deborah M. Harrison, Thomas J. Hutchinson III, Melquiades R. Martinez and Stephen P. Weisz as members of the Board, in each case effective as of 11:59 p.m. on November 20, 2011. The new directors joined William J. Shaw and William W. McCarten, each of whom had previously been elected to the Board. Mr. Shaw was designated the Chairman of the Board.

Mr. McCarten, who had been serving as the sole member of the Audit Committee since November 7, 2011, was appointed to serve as chair, and Mr. Gellein and Mr. Hutchinson were appointed to serve as members, of the Audit Committee of the Board.

Mr. Gellein was appointed to serve as chair, and Mr. Hutchison, Mr. Martinez and Mr. McCarten were appointed to serve as members, of the Nominating and Corporate Governance Committee of the Board.

Mr. Hutchinson was appointed to serve as chair, and Mr. Gellein and Mr. McCarten were appointed to serve as members, of the Compensation Policy Committee of the Board.

Information regarding each of these directors is included under the heading “Management” in the Information Statement. The information required by Item 404(a) of Regulation S-K regarding Ms. Harrison and Mr. Weisz is included under the heading “Related Party Transactions—Certain Relationships and Potential Conflicts of Interest” in the Information Statement, which is incorporated herein by reference.

Each of W. David Mann, Robert J. McCarthy and Kevin Kimball tendered his resignation from the Board effective as of 11:59 p.m. on November 20, 2010.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective at 11:59 p.m. on November 20, 2011, the Company restated its certificate of incorporation (the “Restated Certificate”). The Restated Certificate is filed as Exhibit 3.1 hereto.

Effective at 11:59 p.m. on November 20, 2011, the Company restated its bylaws (the “Restated Bylaws”). The Restated Bylaws are filed as Exhibit 3.2 hereto.

A description of the material provisions of the Restated Certificate and the Restated Bylaws can be found in the section entitled “Description of Capital Stock” in the Information Statement, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

On November 7, 2011, we filed a Registration Statement on Form S-8 (the “Form S-8”) with respect to our offering of up to 6,000,000 shares of our common stock that will be issuable pursuant to the Marriott Vacations Worldwide Corporation Stock and Cash Incentive Plan. The unqualified legal opinion as to the validity of such shares is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Form S-8.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 2.1	Separation and Distribution Agreement, entered into on November 17, 2011, among Marriott International, Inc., Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc., Marriott Resorts Hospitality Corporation, MVCI Asia Pacific Pte. Ltd. and MVCO Series LLC.

Exhibit 3.1	Restated Certificate of Incorporation of Marriott Vacations Worldwide Corporation.

Exhibit 3.2	Restated Bylaws of Marriott Vacations Worldwide Corporation.

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP.

Exhibit 10.1	License, Services, and Development Agreement, entered into on November 17, 2011, among Marriott International, Inc., Marriott Worldwide Corporation, Marriott Vacations Worldwide Corporation and the other signatories thereto.

Exhibit 10.2	License, Services, and Development Agreement, entered into on November 17, 2011, among The Ritz-Carlton Hotel Company, L.L.C., Marriott Vacations Worldwide Corporation and the other signatories thereto.

Exhibit 10.3	Employee Benefits and Other Employment Matters Allocation Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

Exhibit 10.4	Tax Sharing and Indemnification Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

Exhibit 10.5	Marriott Rewards Affiliation Agreement, entered into on November 17, 2011, among Marriott International, Inc., Marriott Rewards, LLC, Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc. and the other signatories thereto.

Exhibit 10.6	Non-Competition Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

Exhibit 10.7	Omnibus Transition Services Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

Exhibit 10.8	Payroll Services Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

Exhibit 10.9	Human Resources and Internal Communications Transition Services Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

Exhibit 10.10	Information Resources Transition Services Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

Exhibit 10.11	First Amendment, dated as of November 17, 2011, among Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions set forth therein, to the $200,000,000 Credit Agreement, dated October 20, 2011, among Marriott Vacations Worldwide Corporation and the other parties thereto.

Exhibit 10.12	Waiver and Second Amendment, dated as of November 18, 2011, among Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions set forth therein, to the $200,000,000 Credit Agreement, dated October 20, 2011, among Marriott Vacations Worldwide Corporation and the other parties thereto.

Exhibit 10.13	Guarantee and Collateral Agreement, dated as of November 21, 2011, among Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc. (“MORI”) and certain of MORI’s subsidiaries, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the financial institutions party to the $200,000,000 Credit Agreement, dated October 20, 2011, among Marriott Vacations Worldwide Corporation and the other parties thereto.

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (incorporated by reference from Exhibit 5.1).

Exhibit 99.1	Information Statement, dated October 25, 2011.

Exhibit 99.2	Press release, dated November 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT VACATIONS WORLDWIDE CORPORATION
(Registrant)

Date: November 22, 2011	By:	/s/ James H Hunter, IV
	Name:	James H Hunter, IV
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Separation and Distribution Agreement, entered into on November 17, 2011, among Marriott International, Inc., Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc., Marriott Resorts Hospitality Corporation, MVCI Asia Pacific Pte. Ltd. and MVCO Series LLC.

3.1	Restated Certificate of Incorporation of Marriott Vacations Worldwide Corporation.

3.2	Restated Bylaws of Marriott Vacations Worldwide Corporation.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

10.1	License, Services, and Development Agreement, entered into on November 17, 2011, among Marriott International, Inc., Marriott Worldwide Corporation, Marriott Vacations Worldwide Corporation and the other signatories thereto.

10.2	License, Services, and Development Agreement, entered into on November 17, 2011, among The Ritz-Carlton Hotel Company, L.L.C., Marriott Vacations Worldwide Corporation and the other signatories thereto.

10.3	Employee Benefits and Other Employment Matters Allocation Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

10.4	Tax Sharing and Indemnification Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

10.5	Marriott Rewards Affiliation Agreement, entered into on November 17, 2011, among Marriott International, Inc., Marriott Rewards, LLC, Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc. and the other signatories thereto.

10.6	Non-Competition Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

10.7	Omnibus Transition Services Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

10.8	Payroll Services Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

10.9	Human Resources and Internal Communications Transition Services Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

10.10	Information Resources Transition Services Agreement, entered into on November 17, 2011, between Marriott International, Inc. and Marriott Vacations Worldwide Corporation.

10.11	First Amendment, dated as of November 17, 2011, among Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions set forth therein, to the $200,000,000 Credit Agreement, dated October 20, 2011, among Marriott Vacations Worldwide Corporation and the other parties thereto.

10.12	Waiver and Second Amendment, dated as of November 18, 2011, among Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the other financial institutions set forth therein, to the $200,000,000 Credit Agreement, dated October 20, 2011, among Marriott Vacations Worldwide Corporation and the other parties thereto.

10.13	Guarantee and Collateral Agreement, dated as of November 21, 2011, among Marriott Vacations Worldwide Corporation, Marriott Ownership Resorts, Inc. (“MORI”) and certain of MORI’s subsidiaries, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the financial institutions party to the $200,000,000 Credit Agreement, dated October 20, 2011, among Marriott Vacations Worldwide Corporation and the other parties thereto.

23.1	Consent of Gibson, Dunn & Crutcher LLP (incorporated by reference from Exhibit 5.1).

99.1	Information Statement, dated October 25, 2011.

99.2	Press release, dated November 22, 2011.